Employee Benefit Plan	12 Months Ended
Dec. 31, 2020
Employee Benefit Plan
Employee Benefit Plan

16.         Employee Benefit Plan

The Company sponsors a defined contribution plan, the Science 37, Inc. Profit Sharing Plan (the “401(k) Plan”) which is a tax-qualified retirement and savings plan covering all full-time employees of the Company, subject to certain eligibility requirements. The Company matches employees’ contributions at 50% up to a maximum of the first 6% of an employee’s eligible compensation.

For the years ended December 31, 2020 and 2019, the Company made matching contributions of $456,589 and $400,238, respectively.

The Company’s contributions associated with its defined contribution retirement plan are recorded in cost of revenues and selling, general and administrative expenses on the accompanying statements of operations.